SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K
                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                 Date of Report (Date of earliest event reported):
                       October 24, 2005 (October 21, 2005)
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                                 CNE Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


      Delaware                       1-9224                       56-2346563
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 (State or Other                (Commission File               (I.R.S. Employer
  Jurisdiction                       Number)                 Identification No.)
 of Incorporation)


   255 West 36th Street, Suite 800
           New York, New York                                  10018
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   (Address of Principal Executive Offices)                  (Zip Code)


                                  212-300-2112
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               Registrant's telephone number, including area code


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers
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(b) On October  21,  2005,  Joseph G.  Anastasi  resigned  as a director  of the
Company for health reasons. There were no disagreements between Mr. Anastasi and the Company on any matters.


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                CNE GROUP, INC.



Date:  October 24, 2005         By:   /S/George W. Benoit
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                                      George W. Benoit,
                                      Chairman and Chief Executive Officer


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